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                          INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration Statement
No. 33-77540 of Coastcast Corporation on Form S-8 of our reports, dated February 9, 1999, appearing in this Annual Report on Form 10-K of Coastcast Corporation for the year ended December 31, 1998.


DELOITTE & TOUCHE LLP

Los Angeles, California
March 15, 1999